                                 EXHIBIT 10.22


                   AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT
                   ---------------------------------------


      AGREEMENT dated as of November 4, 1994 between Lawrence J. Gillis ("Employee") and Roto-Rooter, Inc. (the "Company").
      WHEREAS, Employee and the Company have entered into an Employment Agreement dated December 11, 1991 ("Employment Agreement"); and
      WHEREAS, Employee and the Company desire to amend the Employment Agreement in certain respects.
      NOW, THEREFORE, Employee and the Company mutually agree that the Employment Agreement shall be amended, effective as of November 2, 1994 as follows:
      A. The date of November 6, 1996 set forth in Section 1.2 of the Employment Agreement, is hereby deleted and the date of November 6, 1997 is hereby substituted therefor.
      B. The base salary amount of $168,800 per annum as set forth in the first sentence of Section 2.1 of the Employment Agreement is hereby deleted and the base salary amount of $177,000 per annum is hereby substituted therefor.
      Except as specifically amended by this Amendment No. 4 to Employment Agreement, the Employment Agreement shall continue in full force and effect in accordance with its original terms, conditions and provisions.

      IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of the date first above written.


                        EMPLOYEE



                        /s/ Lawrence J. Gillis
                        ---------------------------
                        Lawrence J. Gillis



                        ROTO-ROOTER, INC.



                        /s/ W. R. Griffin
                        ---------------------------
                        W. R. Griffin

/cgc